UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 7, 2022

DCP MIDSTREAM, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6900 E. Layton Ave, Suite 900

Denver, Colorado 80237

(Address of principal executive offices) (Zip Code)

(303) 595-3331

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	DCP	New York Stock Exchange
7.875% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRB	New York Stock Exchange
7.95% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2022, DCP Midstream, LLC and DCP Midstream GP, LP, the holders of a majority of the voting power of DCP Midstream, LP’s (the “Company”) outstanding common units representing limited partner interests (the “common units”), approved by written consent an amendment to the Company’s 2016 Long-Term Incentive Plan (the “Plan”) to increase the number of common units available for awards under the Plan by 1,650,000 common units and to make certain additional non-substantive changes to the Plan (the “Amendment”). The Amendment was previously approved by the Board of Directors of DCP Midstream GP, LLC, which is the general partner of DCP Midstream GP, LP, which is the general partner of the Company, on January 24, 2022. DCP Midstream, LLC owns 100% of DCP Midstream GP, LLC, which allows it to control the Company, and, together with DCP Midstream GP, LP, also owns approximately 57% of the outstanding common units.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Schedule 14C Information Statement (the “Information Statement”) will be sent or given on March 7, 2022, to the common unitholders of record as of February 16, 2022. The Amendment will become effective on March 27, 2022, which is 20 calendar days after the date the Information Statement is first sent or given to such common unitholders.

The Plan is a long-term incentive plan pursuant to which awards, including unit options, phantom units, restricted units, dividend equivalent rights, unit bonus and common unit awards and performance awards, may be granted to directors and employees of the Company and its affiliates.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Plan and the Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.02 above is incorporated by reference into this Item 5.07.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description

10.1	First Amendment to the DCP Midstream, LP 2016 Long-Term Incentive Plan.

101	Cover Page formatted as Inline XBRL.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2022

DCP MIDSTREAM, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

By:	DCP MIDSTREAM GP, LLC,
its General Partner

By: /s/ Kamal Gala
Name: Kamal Gala
Title: Corporate Secretary